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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 23, 1997, included in Fleetwood Enterprises, Inc.'s Form 10-K for the year ended April 27, 1997, into the Company's previously filed Registration Statement No. 2-79232.

                                          ARTHUR ANDERSEN LLP

Orange County, California

June 23, 1997